Intangible Assets	9 Months Ended
Sep. 30, 2012
Intangible Assets, Net (Excluding Goodwill) [Abstract]
Intangible Assets

Intangible Assets
At September 30, 2012 and December 31, 2011, amortizable intangible assets consisted of the following (in thousands):

	September 30, 2012	December 31, 2011
Customer relationships	$350,925	$2,153
Rare earth quotas	80,300	—
Patents	39,753	—
Trade name	16,586	786
Land use rights	3,420	—
Other	4,419	516
Gross carrying amount	495,403	3,455
Less accumulated amortization	(16,230)	(383)
Net carrying amount	$479,173	$3,072

At September 30, 2012, the net carrying amounts of customer relationships, rare earth quotas, patents, trade name, and other intangible assets included preliminary estimates of $476.4 million as a result of the Molycorp Canada acquisition. The Company expects to complete the final determination of these estimates and related estimated lives for amortizable intangible assets no later than the second quarter of 2013.